UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

MEDICUS PHARMA LTD.
(Exact name of registrant as specified in its charter)

Ontario	001-42408	98-1778211
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Conshohocken State Road, Suite 200
 Conshohocken, Pennsylvania, United States 19428
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (610) 540-7515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	MDCX	NASDAQ Capital Market
Warrants, each exercisable for one common share at an exercise price of $4.64 per share	MDCXW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission ("SEC") on December 30, 2025, Medicus Pharma Ltd. (the "Company") entered into an Equity Distribution Agreement (the "Agreement") with Maxim Group LLC ("Maxim") and Yorkville Securities, LLC ("Yorkville Securities", and together with Maxim, the "Agents"). On April 23, 2026, the Company and the Agents  entered into Amendment No. 1 to the Agreement (the "First Amendment", and together with the Agreement, the "Amended Agreement"), pursuant to which the Company increased the size of the aggregate offering amount from $15,349,674 to up to $50,000,000 (the "ATM Upsize"). Pursuant to the terms of the Amended Agreement, the Company may sell from time to time through the Agents its common shares, no par value (the "Shares"), for an aggregate offering amount of up to $50,000,000 (the "ATM Offering Program"). Sales of Shares under the Amended Agreement may be made in any transaction that is deemed to be an "at the market offering" as defined in Rule 415 under the Securities Act of 1933, as amended. As of the date hereof, the Company has raised approximately $11.5 million pursuant to the ATM Offering Program.

In connection with the execution of the First Amendment, the Company filed, on April 23, 2026, a prospectus supplement to the Company's shelf registration statement on Form S-3 (Registration No. 333-292475) registering the ATM Upsize.

The foregoing descriptions of the Agreement and the First Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement a copy of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on December 30, 2025, which is incorporated herein by reference, and the First Amendment, which is filed hereto as Exhibit 10.1.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 21, 2026, the Company received written notice (the "Notice") from the Listing Qualifications Department of the Nasdaq Stock Market LLC ("Nasdaq"), notifying the Company that the closing bid price for the Company's Shares had been below $1.00 per share for the previous 30 consecutive business days, and that the Company is therefore not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2).

The Notice has no immediate effect on the listing or trading of the Shares on the Nasdaq Capital Market.

In accordance with the Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until October 19, 2026, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Shares must meet or exceed $1.00 per share for a minimum of ten consecutive business days during this 180-day period.

If the Company is not in compliance by October 19, 2026, the Company may qualify for a second 180 calendar-day period to regain compliance. If the Company does not qualify for, or fails to regain compliance during the second compliance period, then Nasdaq will notify the Company of its determination to delist the Shares, at which point the Company would have an option to appeal the delisting determination to a Nasdaq hearings panel.

The Company intends to actively monitor the closing bid price of the Shares and may, if appropriate, implement available strategies to regain compliance with the minimum bid price requirement under the Nasdaq Listing Rules.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Bennett Jones LLP
10.1	Amendment No. 1 to the Equity Distribution Agreement, dated April 23, 2025, among Medicus Pharma Ltd., Maxim Group LLC and Yorkville Securities, LLC.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include, but are not limited to, statements concerning future sales of Shares under the ATM Offering Program and the Company's intention to regain compliance with the Nasdaq minimum bid price requirement. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of the Company's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including the risks and uncertainties detailed from time to time in the Company's filings with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDICUS PHARMA LTD.

By:	/s/ Raza Bokhari
Name:	Dr. Raza Bokhari
Title:	Executive Chairman and Chief Executive Officer

Dated: April 24, 2026